Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO 5-YEAR CREDIT AGREEMENT

This Amendment No. 2 to 5-Year Credit Agreement (this “Agreement”) dated as of May 12, 2015 (the “Effective Date”) is among National Oilwell Varco, Inc. (the “Borrower”), the Lenders party hereto, the Issuing Lenders party hereto, the Swingline Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent, the issuing lenders party thereto from time to time (“Issuing Lenders”) the lenders party thereto from time to time (“Lenders”), the swing line lenders party thereto from time to time (“Swingline Lenders”) and the Administrative Agent are parties to that certain 5-Year Credit Agreement dated as of September 28, 2012 (as previously amended, and as further amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

B. The Borrower has requested that (i) the Lenders set forth on Schedule A attached hereto increase their respective Revolving Commitments (as defined in the Credit Agreement) pursuant to Section 2.15 of the Credit Agreement (such Lenders, the “Subject Lenders”) and (ii) the Majority Lenders (as defined in the Credit Agreement) make certain other amendments as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2. Increase in Revolving Commitments. Each Subject Lender hereby agrees and acknowledges that their respective Revolving Commitments shall be increased by the amount set forth next to their respective names under the caption “Increase Amount” on Schedule A attached hereto. After giving effect to the foregoing increases, each of the Lenders’ respective Revolving Commitments shall be the amount set forth next to their respective names under the caption “Revolving Commitments” on Schedule 1.1(a) attached hereto. Each Lender’s share of the Letter of Credit Exposure on the Effective Date shall automatically be deemed to equal such Lender’s applicable pro rata share of such Letter of Credit Obligations (such pro rata share for such Lender to be determined as of the Effective Date in accordance with its Revolving Commitment on such date as a percentage of the aggregate Revolving Commitment on such date) without further action by any party.

Section 3. Amendments to Credit Agreement.

(a) The cover page to the Credit Agreement is hereby amended by replacing the reference to “$3,500,000,000” contained therein with “$4,500,000,000”.

(b) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by deleting the definition of “Sanctioned Entity” in its entirety.

(c) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby further amended by deleting the definitions of “DNB Markets Fee Letter”, “Eurocurrency Adjusted Base Rate”, “FATCA”, “Issuing Lender”, “Revolving Commitment”, “Sanctioned Person” and “Wells Fargo Fee Letter” in their entirety and replacing them with the following corresponding definitions:

“DNB Markets Fee Letter” means (a) the letter agreement dated as of September 4, 2012 between the Borrower and DNB Markets, Inc., and (b) the letter agreement dated as of April 20, 2015 between the Borrower and DNB Markets, Inc., in each case as modified or amended from time to time.

“Eurocurrency Adjusted Base Rate” means, the rate per annum (rounded upward to the nearest whole multiple of 1/100th of 1%) equal to the rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) appearing on the Reuters “LIBOR01” screen (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen), as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the relevant currency for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Eurocurrency Rate Advance being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch (or other branch or Affiliate of the Administrative Agent) to major banks in the London interbank market for such currency or, if such market is unavailable, then the principal offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided that, in each case, if such rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any law, regulation or practice adopted pursuant to any such intergovernmental agreement.

“Issuing Lender” means (a) with respect to each Existing Letter of Credit, the Lender that issued such Letter of Credit, (b) with respect to all other Letters of Credit, (i) Wells Fargo, (ii) DNB Bank ASA, New York Branch, (iii) Barclays Bank plc, (iv) JPMorgan Chase Bank, N.A., (v) Citibank, N.A., and (vi) The Bank of Tokyo-Mitsubishi UFJ, Ltd., each in their respective capacity as an issuer of Letters of Credit hereunder, and (c) any Lender acting as a successor issuing lender pursuant to Section 8.6.

“Revolving Commitment” means, with respect to any Lender, the amount set opposite such Lender’s name on Schedule 1.1(a) as its Revolving Commitment, or if such Lender has entered into any Assignment and Acceptance or such Lender is an Additional Lender, the amount set forth for such Lender as its Revolving Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.6(d), as such amount may be reduced pursuant to Section 2.4.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the Canadian Governmental Authority, the United Nations Security Council, the European Union, any European Union member state, or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Wells Fargo Fee Letter” means (a) the letter agreement dated as of September 4, 2012 among the Borrower, Wells Fargo and Wells Fargo Securities, LLC and (b) the letter agreement dated as of April 20, 2015 among the Borrower, Wells Fargo and Wells Fargo Securities, LLC, in each case, as modified or amended from time to time.

(d) Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means May 12, 2015.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Letter of Credit Maximum Amount” means (a) as to all the Issuing Lenders in the aggregate, $2,500,000,000, and (b) with respect to each Issuing Lender, a sublimit thereof as agreed between such Issuing Lender and the Borrower from time to time; provided that, on and after the Maturity Date, the Letter of Credit Maximum Amount shall be zero. As of the Amendment No. 2 Effective Date, the individual sublimits are as follows:

Issuing Lender	Sublimit
Wells Fargo	$850,000,000
DNB Bank ASA, New York Branch	$850,000,000
Barclays Bank plc	$200,000,000
JPMorgan Chase Bank, N.A.	$200,000,000
Citibank, N.A.	$200,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$200,000,000

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the United Nations Security Council, the European Union, any European Union member or Her Majesty’s Treasury of the United Kingdom or (c) the Canadian Governmental Authority.

(e) Section 2.11 (Taxes) of the Credit Agreement is hereby amended by inserting the following new clause (j) in the appropriate numerical order:

(j) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) Section 2.13 (Letters of Credit) of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:

(b) Limitations. No Letter of Credit will be issued (or deemed issued as to the Existing Letters of Credit), increased, or extended (i) if such issuance, increase, or extension would cause the sum of the Letter of Credit Exposure plus the aggregate Dollar Amount of all outstanding Revolving Advances and Swingline Advances at such time to exceed the Letter of Credit Maximum Amount; (ii) unless such Letter of Credit has an Expiration Date not later than the earlier of (A) sixty months after the date of issuance thereof and (B) twenty-four months after the Maturity Date; (iii) unless such Letter of Credit (or, if applicable, the amendment to a Letter of Credit) is in form and substance acceptable to the applicable Issuing Lender in its sole discretion; (iv) unless the Borrower has delivered to the applicable Issuing Lender a completed and executed letter of credit application on such Issuing Lender’s standard form, which shall contain terms no more restrictive than the terms of this Agreement; (v) unless such Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 (“UCP”), the International Standby Practices (ISP 98), International Chamber of Commerce Publication No. 590 (“ISP”) or any successor to the UCP or ISP and, to the extent not inconsistent therewith, the New York Uniform

Commercial Code, as in effect from time to time; or (vi) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain an Issuing Lender from issuing or providing such Letter of Credit, or any Legal Requirements applicable to such Issuing Lender shall prohibit the issuance or provision of such type of Letter of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the date hereof or shall impose upon such Issuing Lender any unreimbursable loss, cost or expense which was not applicable on the date hereof and which such Issuing Lender in good faith deems material. If the terms of any letter of credit application referred to in the foregoing clause (iv) conflicts with the terms of this Agreement, the terms of this Agreement shall control.

(g) Section 2.15 (Increase of Revolving Commitment) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with “[Reserved]”.

(h) Section 4.18 (OFAC; Anti-Terrorism) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Section 4.18 Anti-Corruption Laws and Sanctions. The Borrower and its Subsidiaries and to the knowledge of the Borrower and its Subsidiaries, their respective directors, officers, agents and employees are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

(i) Section 5.1 (Compliance with Laws, Etc.) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such section:

Borrower will maintain in effect and enforce policies and procedures designed and reasonably intended to procure compliance, in all material respects, by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(j) Article VI (Negative Covenants) of the Credit Agreement is hereby amended by inserting the following new Section 6.9 in the appropriate numerical order:

Section 6.9 Use of Proceeds. Borrower will not, and will not permit any Subsidiary to (a) directly or, to the knowledge of Borrower or any Subsidiary, indirectly, use the proceeds of any Borrowing or LC Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or any other Person, to fund any activities of or business with any

Person, or in any Sanctioned Country, that, at the time of such funding, is the subject of any Sanction, or in any other manner that will result in a violation by the Borrower, any Subsidiary, any Arranger, or any Lender, Administrative Agent, Letter of Credit Issuer, Swing Line Lender, or other party to the Credit Agreement, of Sanctions, or (b) directly or, to the knowledge of Borrower or any Subsidiary, indirectly, use the proceeds of any Borrowing or Letter of Credit for any purpose which would breach any Anti-Corruption Laws.

(k) Schedule 1.1(a) to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1(a) attached hereto.

Section 4. Representations and Warranties. Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case they are true and correct all material respects as of such earlier date; and (b) the execution, delivery and performance of this Agreement are within the Borrower’s corporate authority and have been duly authorized by appropriate governing action and proceedings, and this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

Section 5. Condition to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto and the other parties to the Credit Agreement upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a) the Administrative Agent shall have received:

(1)  (A) this Agreement executed by the Borrower, the Administrative Agent and the Majority Lenders, and (B) if requested by a Lender, a new Revolving Note executed by a duly authorized officer of the Borrower reflecting the revised Revolving Commitment of such Lender as set forth on Schedule 1.1(a) attached hereto;

(2) a certificate of a Responsible Officer of the Borrower stating that both before and after giving effect to the Commitment Increase contemplated hereby (A) no Material Adverse Effect shall have occurred since December 31, 2014, (B) no Event of Default has occurred and is continuing and (C) all representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case they are true and correct all material respects as of such earlier date; and

(3) legal opinion of the general counsel of the Borrower, in form and substance satisfactory to the Administrative Agent.

(b) The Borrower shall have paid (1) all fees and expenses of the Administrative Agent’s outside counsel pursuant to all invoices presented for payment at least one Business Day prior to the Effective Date and (2) the fees as agreed to by the Borrower pursuant to the Fee Letters.

Section 6. Acknowledgments and Agreements. The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. The Borrower, the Administrative Agent, the Issuing Lenders party hereto and the Lenders party hereto do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement are not impaired in any respect by this Agreement. From and after the Effective Date, all references to the Credit Agreement, shall mean the Credit Agreement as amended by this Agreement. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or by other electronic submission and all such signatures shall be effective as originals.

Section 8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 9. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 10. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

Section 11. Entire Agreement. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

NATIONAL OILWELL VARCO, INC.

By:	/s/ Trevor Martin
Trevor Martin
Vice President & Treasurer

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, a Swingline Lender, an Issuing Lender and a Lender

By:	/s/ W. Hunter Johnson
W. Hunter Johnson
Assistant Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

DNB BANK ASA, NEW YORK BRANCH as an Issuing Lender

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

By:	/s/ Sybille Andaur
Name:	Sybille Andaur
Title:	Vice President

DNB BANK ASA, GRAND CAYMAN BRANCH as a Swingline Lender

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

By:	/s/ Sybille Andaur
Name:	Sybille Andaur
Title:	Vice President

DNB CAPITAL LLC as a Lender

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

By:	/s/ Sybille Andaur
Name:	Sybille Andaur
Title:	Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

BARCLAYS BANK PLC
as a Swingline Lender, an Issuing Lender and a Lender

By:	/s/ Louise Brechin
Name:	Louise Brechin
Title:	Director

Executed in Aberdeen, United Kingdom

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

JPMORGAN CHASE BANK, N.A.
as an Issuing Lender and a Lender

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

LLOYDS BANK PLC
as a Lender

By:	/s/ Erin Doherty
Name:	Erin Doherty
Title:	Assistant Vice President – D006

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President – P003

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as an Issuing Lender and a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

CITIBANK, N.A.
as an Issuing Lender and a Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

EXPORT DEVELOPMENT CANADA
as a Lender

By:	/s/ Tamara Fathi
Name:	Tamara Fathi
Title:	Senior Associate

By:	/s/ Christiane de Billy
Name:	Christiane de Billy
Title:	Senior Financing Manager

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

FIFTH THIRD BANK
as a Lender

By:	/s/ Mathew Lewis
Name:	Mathew Lewis
Title:	Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Director #20290

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
as a Lender

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:

By:	/s/ Duncan Nash
Name:	Duncan Nash
Title:

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ John Frazell
Name:	J. Frazell
Title:	Director

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ John Prigge
Name:	John Prigge
Title:	Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

UNICREDIT BANK AG, NEW YORK BRANCH
as a Lender

By:	/s/ Julien Tizorin
Name:	Julien Tizorin
Title:	Director

By:	/s/ Jeffrey Ferris
Name:	Jeffrey Ferris
Title:	Director

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

STANDARD CHARTERED BANK
as a Lender

By:	/s/ Steven Aloupis
Name:	Steven Aloupis A2388
Title:	Managing Director, Capital Markets

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director, Standard Chartered Bank NY

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

DANSKE BANK, NORWEGIAN BRANCH
(f/k/a FOKUS BANK – NORWEGIAN BRANCH OF DANSKE BANK) as a Lender

By:	/s/ Ivar Løvberget
Name:	Ivar Løvberget
Title:	Senior Client Executive

By:	/s/ Pål Thormod Mitlid
Name:	Pål Thormod Mitlid
Title:	Head of Large Corporates Norway

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

NORDEA BANK FINLAND PLC, NEW YORK BRANCH
as a Lender

By:	/s/ Mogens R. Jensen
Name:	Mogens R. Jensen
Title:	Senior Vice President

By:	/s/ Lars Christian Eriksen
Name:	Lars Christian Eriksen
Title:	Vice President

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

ROYAL BANK OF CANADA
as a Swingline Lender and a Lender

By:	/s/ Mohannad Hammad
Name:	Mohannad Hammad
Title:	Vice President NCG - Finance

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

SVENSKA HANDELSBANKEN AB (PUBL)
as a Lender

By:	/s/ Mark Cleary
Name:	Mark Cleary
Title:	Senior Vice President

By:	/s/ Toril Westermann
Name:	Toril Westermann
Title:	VP - Senior Account Manager

Signature Page to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

Schedule A

Increase Amounts

Lender	Increase Amount
Wells Fargo Bank, N.A.	$27,000,000.00
DNB Capital LLC	$27,000,000.00
Barclays Bank PLC	$73,000,000.00
Citibank, N.A.	$73,000,000.00
JPMorgan Chase Bank, N.A.	$73,000,000.00
Lloyds Bank plc	$73,000,000.00
The Bank of Nova Scotia	$143,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$73,000,000.00
Export Development Canada	$39,000,000.00
Fifth Third Bank	$39,000,000.00
HSBC Bank USA, National Association	$39,000,000.00
Skandinaviska Enskilda Banken AB (publ)	$39,000,000.00
UniCredit Bank AG, New York Branch	$39,000,000.00
U.S. Bank National Association	$39,000,000.00
Fokus Bank	$124,000,000.00
Standard Chartered	$20,000,000.00
Nordea Bank Finland Plc, New York Branch	$20,000,000.00
Royal Bank of Canada	$20,000,000.00
Svenska Handelsbanken AB (publ)	$20,000,000.00

Schedule A to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)

Schedule 1.1(a)

Revolving Commitments

Lender	Revolving Commitment
Wells Fargo Bank, N.A.	$317,000,000.00
DNB Capital LLC	$317,000,000.00
Barclays Bank PLC	$308,000,000.00
Citibank, N.A.	$308,000,000.00
JPMorgan Chase Bank, N.A.	$308,000,000.00
Lloyds Bank plc	$308,000,000.00
The Bank of Nova Scotia	$308,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$308,000,000.00
Export Development Canada	$204,000,000.00
Fifth Third Bank	$204,000,000.00
HSBC Bank USA, National Association	$204,000,000.00
Skandinaviska Enskilda Banken AB (publ)	$204,000,000.00
UniCredit Bank AG, New York Branch	$204,000,000.00
U.S. Bank National Association	$204,000,000.00
Fokus Bank	$204,000,000.00
PNC Bank, National Association	$165,000,000.00
Standard Chartered	$125,000,000.00
Nordea Bank Finland Plc, New York Branch	$100,000,000.00
Royal Bank of Canada	$100,000,000.00
Svenska Handelsbanken AB (publ)	$100,000,000.00
TOTAL:	$4,500,000,000.00

Schedule 1.1(a) to Amendment No. 2 to 5-Year Credit Agreement

(National Oilwell Varco, Inc.)